         INTERNATIONAL EQUITY FUND SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 17th day of January, 2, 12:00 p.m. Eastern Standard Time, among MetLife Portfolios, Inc., a Maryland corporation (the
"Corporation"), MetLife-State Street Investment Services, Inc. (the "Investment Manager"), a Massachusetts corporation, and GFM International Investors Limited, an England corporation (the "Sub-Investment Manager");

                                  W I T N E S S E T H:

     WHEREAS, the Corporation is engaged in business as a diversified open-end management Investment company and is registered as such under the Investment Company Act of 1940 (the Investment Company Act");

     WHEREAS, the Corporation, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Corporation is currently comprised of two portfolios which are the MetLife International Equity Fund and the MetLife International Fixed Income Fund, each of which pursues investment objectives through separate investment policies, and the Corporation may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Adviser Act of 1940; and

     WHEREAS, the Corporation has employed the Investment Manager to act as investment manager of the MetLife International Equity Fund as set forth in the MetLife International Equity Fund Investment Management Agreement dated January 17, 1992 between the Corporation and Investment Manager (the "MetLife International Equity Fund Investment Management

Agreement"); and the Corporation and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the MetLife International Equity Fund of the Corporation with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Corporation, the Investment Manager and the Sub-Investment Manager hereby agree as follows:



                                   ARTICLE 1


                      Duties of the Sub-Investment Manger
                      -----------------------------------

     Subject to the supervision and approval of the Investment Manager and the Corporation's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Corporation's International Equity Fund (the "Fund") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the corporation with respect to the Fund, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Corporation's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Fund's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Corporation then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Corporation or the Investment Manager at any time, however, make any definite determination as to investment policy and notify the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Sub-Investment Manager shall take, on behalf the Corporation, all actions which it deems necessary to implement the investment policies of the Fund, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund with brokers or dealers selected by it.

     On the basis of information about the Corporation supplied to the Sub-Investment Manager, the Sub-Investment Manager will treat the Corporation as a business investor in relation to the services to be provided in accordance with this Agreement. As a consequence, certain of the rules of the Investment Management Regulatory Organization Limited ("IMRO") introduced to protect less sophisticated investors will not apply to this Agreement.


     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Corporation set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other of the Corporation's series or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.


     Nothing herein contained shall prevent the sale or purchase of investments of which an issue or offer for sale was underwritten, managed or arranged by the Sub-Investment Manager or an Associate during the twelve months preceding such sale or purchase, provided that such sale or purchase is otherwise permitted under the Investment Company Act and the rules and regulations thereunder.


     If and to the extent that the investment objectives of the Corporation and the MetLife International Equity Fund permit the holding of units in collective investment schemes, the Sub-Investment Manager may acquire or dispose of units in such collective investment schemes operated or advised by the Sub-Investment Manager or an Associate, provided that such acquisition or disposition is otherwise permitted by the Investment Company Act and the rules and regulations thereunder.


     The Sub-Investment Manager may not commit the Corporation to underwrite any issue or offer for sale of securities, except to the extent that the Corporation may be deemed to be a statutory underwriter for purposes of the Securities Act of 1933 in selling its portfolio securities.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Fund's investments and conduct a continuous program of evaluation of their assets. The Sub-Investment Manager will furnish the Investment Manager and the Corporation such statistical information with respect to the investments it makes for the Fund as the Investment Manager and the Corporation may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Corporation of important developments materially affecting the Fund and will furnish the Investment Manager and the Corporation from time to time such information as may be believed appropriate for this purpose. The Sub-Investment Manager shall send to the Corporation a half-yearly periodic statement of MetLife International Equity Fund in accordance with Rule 21, Chapter IV of the rules of IMRO. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Corporation's Board of Directors with such periodic and special reports as either of them may reasonable request.

     The Sub-Investment Manager will not hold money or investments on behalf of the Corporation. The money and investments will be held by the Custodian of the Corporation, which is not an Associate of the Sub-Investment Manager.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Corporation and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. Further details of the risks associated with the investment practices and policies of the Fund are contained in the Risk Disclosure Statements set out in Appendix B.

The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Corporation or the Investment Manager in any way or otherwise be deemed an agent of the Corporation or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2

                         Sub-Investment Management Fee
                         -----------------------------

     The payment of advisory fees and the allocation of charges and expenses between the Corporation and the Investment Manager with respect to the Fund are set forth in the MetLife International Equity Fund Investment Management Agreement. Nothing in this MetLife International Equity Fund Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Corporation.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee specified by the schedule of fees in Appendix A to this Agreement. The fee for any period from the date the Fund commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Fund's net assets will be computed in the manner specified in the Corporation's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters
                                 -------------

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Corporation or the Investment Manager with respect to them.

     The Corporation and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Corporation and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Corporation understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Corporation are the Corporation's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Corporation, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve its books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Corporation in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Corporation's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the Amendments or Supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Corporation.

                                   ARTICLE 3

                  Duration and Termination of this Agreement
                  ------------------------------------------

     This Agreement shall become effective as of the date first above written and shall remain in force until January 17, 1994 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation, or by the vote of a majority of the outstanding shares of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the Board of Directors of the Corporation, or by vote of a majority of the outstanding shares of the Fund, on sixty days' written notice to the Investment Manager or by the Investment Manager on sixty days' written notice to the Corporation. This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the MetLife International Fixed Income Fund Investment Management Agreement.

                                   ARTICLE 4

                                  Definitions
                                  -----------

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

     The term "Associate" means a holding company or subsidiary of the Sub-Investment Manager and any other subsidiary of such holding company, and any other person who alone or with any Associate (as so defined) is entitled to control the exercise of 15 per cent of the voting power at any general meeting of the Sub-Investment Manager or such holding company or subsidiary.

     The term "Custodian" means State Street Bank and Trust Company of 225 Franklin Street, Boston, Massachusetts 02110.

                                   ARTICLE 5

                             Complaints Procedure
                             --------------------

     The Sub-Investment Manager has in operation a written procedure in accordance with the rules of IMRO for the effective consideration and proper handling of complaints from clients. Any complaint by the Corporation should be sent in writing to the compliance officer of the Sub-Investment Manager at 2A Great Titchfield Street, London, WIP 7AA. If the matter cannot be resolved immediately to the Corporation's satisfaction then the compliance officer will conduct an investigation into the complaint and will notify the Corporation within 14 days as to what action the Sub-Investment Manager intends to take with regard to the matter. The Corporation is also entitled to make any complaint about the Sub-Investment Manager to IMRO. At the Corporation's request, IMRO will provide a statement describing the Corporation's rights to compensation in the event of the Sub-Investment Manager's inability to meet any liabilities to the Corporation.

                                   ARTICLE 6

                         Amendments of this Agreement
                         ----------------------------

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Corporation, or by the vote of a majority of the outstanding shares of the Fund, and (ii) by the vote of a majority of those directors of the Corporation who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 7

                                 Governing Law
                                 -------------

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                                        METLIFE PORTFOLIOS, INC.


                                      By /s/ Jeffrey J. Hodgman
                                         ---------------------------------------
                                                    President



Attest: /s/ P.A. Worthington
----------------------------
Asst. Secretary


                                  METLIFE-STATE STREET INVESTMENT SERVICES. INC.


                                      By  /s/ George Trotta
                                         ---------------------------------------
                                                    President



Attest: /s/ Leonard M. Bakal
----------------------------
Assistant Clerk


                                           GFM INTERNATIONAL INVESTORS LIMITED


                                      By   /s/ Stephen Bamford
                                         ---------------------------------------
                                            Director and Chief Executive Officer

                                  APPENDIX A

                      GFM INTERNATIONAL INVESTORS LIMITED
                      ----------------------------------

                        MetLife Portfolios Fee Schedule
                        -------------------------------

                    MetLife International Equity Fund .75%
                    ---------------------------------

                                  APPENDIX I

                       GENERAL RISK DISCLOSURE STATEMENT
                       ---------------------------------

                                    PART I
                                    ------

This statement is made in compliance with the rules of the Securities and Investments Board.

The risk of loss in investing in commodity, financial or other futures, options or contracts for differences can be substantial. The Corporation should carefully consider whether such investments are suitable for it in light of its circumstances and financial resources. The Corporation should be aware of the following points:

1. In a relatively short time it may sustain a total loss of the deposits and of the margin placed with the Sub-Investment Manager to establish or maintain an open position if the market moves against it. The Corporation may be called upon to deposit a substantial additional margin, at short notice, to maintain its position. If the Corporation does not provide such additional funds within the time required, its position may be liquidated at a loss and it will be liable for any resulting deficit.

2. If the Corporation deposits collateral as security for calls made upon it by the Sub-Investment Manager it will lose its identity as the Corporation's property once dealings on its behalf are undertaken and may be passed on to an exchange's clearing house or other brokers. Even if its dealings should ultimately prove profitable, the Corporation may have to accept payment in cash and not get back the actual assets which it has deposited. Nor will the Corporation's deposit be protected to the same extent as would a cash deposit held on trust in a segregated client bank account.

3. Under certain market conditions it may be difficult or impossible to liquidate a position. This may occur, for example, at times of rapid price movement if the price rises or falls in one trading session to such an extent that, under the rules of the relevant exchange, trading is suspended or restricted.

4. Placing a stop-loss order will not necessary limit the Corporation's losses to the intended amounts, for market conditions may make it impossible to execute such orders at the stipulated price.

5. A spread or straddle position may be as risky as a single long or short position and can be more complex.

6. Markets in futures, options and contracts for differences can be highly volatile and investment in them carries a high risk of loss. The high degree of "gearing" or "leverage" is a particular feature of this type of transaction. This stems from the margining system applicable to such contracts which generally involves a comparatively modest deposit of margin in terms of the overall contract value, so that a relatively small market movement can have a disproportionately dramatic effect on the Corporation's investment. If the market movement is in the Corporation's favor, it may achieve a good profit return, but an equally small adverse market movement can result not only in the loss of the Corporation's entire original investment, but may also expose it to the distinct possibility of an unquantifiable loss exceeding its original investment.

7. If the Corporation takes (buys) an option, its risk in most cases will be less than trading in futures since the Corporation should not lose more than the premium it paid plus any commission or other transaction charges. However, there are many different types of options with different peculiarities and subject to different conditions. The Corporation should accordingly require the Sub-Investment Manager to inform it of all relevant details before committing itself. In all cases the Corporation can easily lose its entire investment in the option. If the Corporation grants (sells) an option, its risk of loss may be at least as great as its exposure in trading futures. Although the Corporation will receive a premium payment for granting (selling) the option, a relatively small adverse market movement can quickly eradicate that premium. The Corporation may be liable to pay substantial additional margins which could involve it in significant losses. Moreover, the buyer of an option acquires certain rights which may limit the Corporation's ability to protect itself. Only experienced traders should contemplate granting options and then only after securing full details from the Sub-Investment Manager of the applicable conditions and potential risk exposure.

8. Where the Sub-Investment Manager deals for the Corporation it should, unless the Corporation has effectively agreed otherwise in circumstances where this is permitted under the rules of the Securities and Investments Board, do so only in contracts of the types dealt with on one of the recognized or designated exchanges. If the Corporation instructs the Sub-Investment Manager to deal on foreign markets, it will probably instruct a broker in the country concerned. Normally that broker will not be subject to the rules or regulations of the Securities and Investments Board and the exchange on which that foreign broker effects the transactions may not be subject to as strict regulations as a recognized investment exchange in the United Kingdom. Hence the degree of protection afforded to the Corporation may be less than if the Corporation restricts its transactions to United Kingdom markets. The Corporation should ensure that the Sub-Investment Manager explains the protections which will operate and ascertain whether it accepts liability for any default of the foreign broker that he employs. If the Sub-Investment Manager does not accept such a liability the Corporation could lose all that it has invested or stands to gain if the foreign broker defaults.

9. The Corporation should require of the Manager prior to the commencement of trading written confirmation of all commission and other transactions charges for which the Corporation will be liable. In the event that any charges are not expressed in money terms, (but, for example, as a percentage of contract value) the Corporation should obtain a clear written explanation, including appropriate examples, to establish what such charges are likely to mean in specific money terms. The Corporation should realise that when commission is charged as a percentage it will normally be as a percentage of the total contract value and not simply a percentage of the Corporation's deposit.

10. The Sub-Investment Manager may also be a dealer trading for its own account and may accordingly be involved in the same markets as the Corporation. Under such circumstances the Company should be aware that the Sub-Investment Manager's own account involvement could be contrary to the Corporation's interests. The Sub-Investment Manager is required to inform the Corporation in advance if the Sub-Investment Manager deals on his own behalf in relevant markets.*

11. The guarantee of performance by the exchanges' clearing houses applies only to their contracts with members. They do not guarantee performance of the Sub-Investment Manager's contracts with the Corporation.

12. The Sub-Investment Manager's insolvency or that of any other brokers involved may lead to the Corporation's positions being closed without the Corporation's consent.

13. The Corporation has agreed that its money held by the Sub-Investment Manager need not be segregated in a client bank account and the Corporation will lack that protection should the Sub-Investment Manager become insolvent.+

This brief statement cannot disclose all risks of investments in futures, options and contracts for differences. They are not suitable for many members of the public and the Corporation should carefully study such investments before he commits funds to them. They may also have tax consequences and on this the Corporation should consult its lawyer, accountant or other tax adviser.

                      GFM INTERNATIONAL INVESTORS LIMITED

I have read and understood Part I of this risk disclosure statement set out above.


January 17, 1992
------------------------------
Date


/s/ Jeffrey J. Hodgman
------------------------------
Signature


For and on behalf of:


______________________________
METLIFE PORTFOLIOS,INC.



     Notwithstanding that the rules of the Securities and Investments Board require the Sub-Investment Manager to so state, the Sub-Investment Manager will not be acting as a dealer trading for his own account.

     Notwithstanding that the rules of the Securities and Investments Board require the Sub-Investment Manager to so state, the Corporation has agreed that its money will not be held by the Sub-Investment Manager, but rather will be held by its custodian.

                       GENERAL RISK DISCLOSURE STATEMENT
                       ---------------------------------

                                    PART II

                         Limited Liability Transaction
                         -----------------------------


1. Before entering into a limited liability transaction, the Corporation should obtain from the Sub-Investment Manager a formal written statement confirming that the extent of the Corporation's loss liability on each transaction will be limited to an amount agreed by the Corporation prior to entering into the transaction.

2. The amount of such agreed liability must be indicated in the contract or confirmation note of the transactions.

3. The Corporation is required under the rules of the Securities and Investments Board to deposit in cash the amount of the agreed maximum liability assumed by the Corporation in relation to each transaction.

4. The amount the Corporation can lose in limited liability transactions will be less than in other margined transactions which have no predetermined loss limit. Nevertheless, even though the extent of loss will be subject to the agreed limited, the Corporation may sustain the loss in a relatively short time. The Corporation's loss may be limited, but the risk of it sustaining the total loss of his deposit is substantial.

5. The commission or other costs the Corporation will incur in entering into this type of transaction are likely to be substantially higher than for other margined transactions where there is no guaranteed loss limit. Such costs must be included in (and not additional to) the Corporation's agreed loss liability, and the Corporation should be aware that higher charges increase the likelihood and extent of his loss.

I have read and understood Part II of this risk disclosure statement set out above.


January 17, 1992
------------------------------
Date


/s/ Jeffrey J. Hodgman
------------------------------
Signature


For and on behalf of:


______________________________
METLIFE PORTFOLIOS, INC.

           INTERNATIONAL FIXED INCOME FUND SUB-INVESTMENT MANAGEMENT
                                   AGREEMENT

     AGREEMENT made this 17th day of January, 1992, 12:00 p.m. Eastern Standard Time, among MetLife Portfolios, Inc., a Maryland corporation (the
"Corporation"), MetLife-State Street Investment Services Inc. (the "Investment Manager"), a Massachusetts corporation, and GFM International Investors Limited, an England corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H:
     WHEREAS, the Corporation is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Corporation, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Corporation is currently comprised of two portfolios which are the MetLife International Equity Fund and the MetLife International Fixed Income Fund, each of which pursues investment objectives through separate investment policies, and the Corporation may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 and

     WHEREAS, the Corporation has employed the Investment Manager to act as investment manager of MetLife International Fixed Income Fund as set forth in the MetLife International Fixed Income Fund Investment Management Agreement dated January 17, 1992 between the

Corporation and the Investment Manager (the "MetLife International Fixed Income Fund Investment Management Agreement"); and the Corporation and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the MetLife International Fixed Income Fund of the Corporation with Sub-Investment Manager;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained,the Corporation, the Investment Manager and the Sub-Investment Manager hereby agree as follows:


                                   ARTICLE I

                     Duties of the Sub-Investment Manager
                     ------------------------------------

     Subject to the supervision and approval of the Investment Manager and the Corporation's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Corporation's International Fixed Income Fund (the "Fund") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Corporation with respect to the Fund, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Corporation's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Fund's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Corporation then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Corporation or the Investment Manager at any time, however, make any definite determination as to investment policy and notify the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Corporation, all actions which it deems necessary to implement the investment policies of the Fund, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund with brokers or dealers selected by it.

     On the basis of information about the Corporation supplied to the Sub-Investment Manager, the Sub-Investment Manager will treat the Corporation as a business investor in relation to the services to be provided in accordance with this Agreement. As a consequence, certain of the rules of the Investment Management Regulatory Organization Limited ("IMRO") introduced to protect less sophisticated investors will not apply to this Agreement.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Corporation set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other of the Corporation's series or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     Nothing herein contained shall prevent the sale or purchase of investments of which an issue or offer for sale was underwritten, managed or arranged by the Sub-Investment Manager or an Associate during the twelve months preceding such sale or purchase, provided that such sale or purchase is otherwise permitted under the Investment Company Act and the rules and regulations thereunder.

     If and to the extent that the investment objectives of the Corporation and the MetLife International Fixed Income Fund permit the holding of units in collective investment schemes, the Sub-Investment Manager may acquire or dispose of units in such collective investment schemes operated or advised by the Sub-Investment Manager or an Associate, provided that such acquisition or disposition is otherwise permitted by the Investment Company Act and the rules and regulations thereunder.

     The Sub-Investment Manager may not commit the Corporation to underwrite any issue or offer for sale of securities, except to the extent that the Corporation may be deemed to be a statutory underwriter for purposes of the Securities Act of 1933 in selling its portfolio securities.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Fund's investments and conduct a continuous program of evaluation of their assets. The Sub-Investment Manager will furnish the Investment Manager and the Corporation such statistical information with respect to the investments it makes for the Fund as the Investment Manager and the Corporation may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Corporation of important developments materially affecting the Fund and will furnish the Investment Manager and the Corporation from time to time such information as may be believed appropriate for this purpose. The Sub-Investment Manager shall send to the Corporation a half-yearly periodic statement of the MetLife International Fixed Income Fund in accordance with Rule 21, Chapter IV of the rules of IMRO. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Corporation's Board of Directors such periodic and special reports as either of them may reasonable request.

     The Sub-Investment Manager will not hold money or investments on behalf of the Corporation. The money and investments will be held by the Custodian of the Corporation, which is not an Associate of the Sub-Investment Manager.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Corporation and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. Further details of the risks associated with the investment practices and policies of the Fund are contained in the Risk Disclosure Statements set out in Appendix B.
The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Corporation or the Investment Manager in any way or otherwise be deemed an agent of the Corporation or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2

                         Sub-Investment Management Fee
                         -----------------------------


     The payment of advisory fees and the allocation of charges and expenses between the Corporation and the Investment Manager with respect to the Fund are set forth in the MetLife International Fixed Income Fund Investment Management Agreement. Nothing in this MetLife International Fixed Income Fund Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Corporation.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee specified by the schedule of fees in Appendix A to this Agreement. The fee for any period from the date the Fund commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Fund's net assets will be computed in the manner specified in the Corporation's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters
                                 -------------

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Corporation or the Investment Manager with respect to them.

     The Corporation and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Corporation and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Corporation understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Corporation are the Corporation's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Corporation, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve its books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Corporation in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Corpoation's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the Amendments or Supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager of the Corporation.

                                   ARTICLE 3

                  Duration and Termination of this Agreement
                  ------------------------------------------

     This Agreement shall become effective as of the date first above written and shall remain in force until January 17, 1994 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation, or by the vote of majority of the outstanding shares of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the Board of Directors of the Corporation, or by vote of a majority of the outstanding shares of the Fund, on sixty days' written notice to the Investment Manager or by the Investment Manager on sixty days' written notice to the Corporation. This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the MetLife International Fixed Income and Investment Management Agreement.

                                   ARTICLE 4

                                  Definitions
                                  -----------

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

     The term "Associate" means a holding company or subsidiary of the Sub-Investment Manager and any other subsidiary of such holding company, and any other person who alone or with any Associate (as so defined) is entitled to control the exercise of 15 per cent of the voting power at any general meeting of the Sub-Investment Manager or such holding company or subsidiary.

     The term "Custodian" means State Street Bank and Trust Company of 225 Franklin Street, Boston Massachusetts 02110.

                                   ARTICLE 5

                             Complaints Procedure
                             --------------------

     The Sub-Investment Manager has in operation a written procedure in accordance with the rules of IMRO for the effective consideration and proper handling of complaints from clients. Any complaint by the Corporation should be sent in writing to the compliance officer of the Sub-Investment Manager at 2A Great Titchfield Street, London, WIP 7AA. If the matter cannot be resolved immediately to the Corporation's satisfaction then the compliance officer will conduct an investigation into the complaint and will notify the Corporation within 14 days as to what action the Sub-Investment Manager intends to take with regard to the matter. The Corporation is also entitled to make any complaint about the Sub-Investment Manager to IMRO. At the Corporation's request, IMRO will provide a statement describing the Corporation's rights to compensation in the event of the Sub-Investment Manager's inability to meet any liabilities to the Corporation.

                                   ARTICLE 6

                         Amendments of this Agreement
                         ----------------------------

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Corporation, or by the vote of a majority of the outstanding shares of the Fund, and (ii) by the vote of a majority of those directors of the corporation who are not parties to this Agreement or interested persons of any such party cast in person a meeting called for the purpose of voting on such approval.

                                   ARTICLE 7

                                 Governing Law
                                 -------------

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                           METLIFE PORTFOLIOS, INC.

                              By: /s/ Jeffrey J. Hodgman
                                 -----------------------
                                     President

Attest:

/s/ PA. Worthington
--------------------
Asst. Secretary


                   METLIFE-STATE STREET INVESTMENT SERVICES, INC.

                              By: /s/ George Trotta
                                 --------------------
                                     President


Attest:

/s/ Leonard M. Bakal
--------------------
Assistant Clerk

                             GFM INTERNATIONAL INVESTORS LIMITED

                              By: /s/ Stephen Bamford
                                 ------------------------------------------
                                       Directors and Chief Executive Officer
Attest:


--------------------

                                  APPENDIX A

                      GFM INTERNATIONAL INVESTORS LIMITED
                      -----------------------------------

                        MetLife Portfolios Fee Schedule
                        -------------------------------

                MetLife International Fixed Income Fund - .55%
                ---------------------------------------

                                  APPENDIX B

                       GENERAL RISK DISCLOSURE STATEMENT
                       ---------------------------------

                                    PART I
                                    ------

This statement is made in compliance with the rules of the Securities and Investments Board.

The risk of loss in investing in commodity, financial or other futures, options or contracts for differences can be substantial. The Corporation should carefully consider whether such investments are for it in the light of its circumstances and financial resources. The Corporation should be aware of the following points:

1. In a relatively short time it may sustain a total loss of the deposits and of the margin place with the Sub-Investment Manager to establish or maintain an open position if the market moves against it. The Corporation may be called upon to deposit a substantial additional margin, at short notice, to maintain its position. If the Corporation does not provide such additional funds within the time required, its position may be liquidated at a loss and it will be liable for any resulting deficit.

2. If the Corporation deposits collateral as security for calls made upon it by the Sub-Investment Manager it will lose its identity as the Corporation's property once dealings on its behalf are undertaken and may be passed on to an exchange's clearing house or other brokers. Even if its dealings should ultimately prove profitable, the Corporation may have to accept payment in cash and not get back the actual assets which it has deposited. Nor will the Corporation's deposit be protected to the same extent as would a cash deposit held on trust in a segregated client bank account.

3. Under certain market conditions it may be difficult or impossible to liquidate a position. This may occur, for example, at times of rapid price movement if the price rises or falls in one trading session to such an extent that, under the rules of the relevant exchange, trading is suspended or restricted.

4. Placing a stop-loss order will not necessarily limit the Corporation's losses to the intended amounts, for market conditions may make it impossible to execute such orders at the stipulated price.

5. A spread or straddle position may be as risky as a single long or short position and can be more complex.

6. Markets in futures, options and contracts for differences can be highly volatile and investment in them carries a high risk of loss. The high degree of "gearing" or "leverage" is a particular feature of this type of transaction. This stems from the margining system applicable to such contracts which generally involves a c omparatively modest deposit of margin in terms of the overall contract value, so that a relatively small market movement can have a disproportionately dramatic effect on the Corporation's investment. If the market movement is in the Corporation's favour, it may achieve a good profit return, but an equally small adverse market movement can result not only in the loss of the Corporation's entire original investment, but may also expose it to the distinct possibility of an unquantifiable loss exceeding its original investment.

7. If the Corporation takes (buys) an option, its risk in most cases will be less than trading in futures since the Corporation should not lose more than the premium it paid plus any commission or other transaction charges. However, there are many different types of options with different peculiarities and subject to different conditions. The Corporation should accordingly require the Sub-Investment Manager to inform it of all relevant details before committing itself. In all cases the Corporation can easily lose its entire investment in the option. If the Corporation grants (sells) an option, its risk of loss may be at least as great as its exposure in trading futures. Although the Corporation will receive a premium payment for granting (selling) the option, a relatively small adverse market movement can quickly eradicate that premium. The Corporation may be liable to pay substantial additional margins which could involve it in significant losses. Moreover, the buyer of an option acquires certain rights which may limit the Corporation's ability to protect itself. Only experienced traders should contemplate granting options and then only after securing full details from the Sub-Investment Manager of the applicable conditions and potential risk exposure.

8. Where the Sub-Investment Manager deals for the Corporation it should, unless the Corporation has effectively agreed otherwise in circumstances where this is permitted under the rules of the Securities and Investments Board, do so only in contracts of the types dealt with on one of the recognized or designated exchanges. If the Corporation instructs the Sub-Investment Manager to deal on foreign markets, it will probably instruct a broker in the country concerned. Normally that broker will not be subject to the rules or regulations of the Securities and Investments Board and the exchange on which that foreign broker effects the transactions may not be subject to as strict regulations as a recognized investment exchange in the United Kingdom. Hence the degree of protection afforded to the Corporation may be less than if the Corporation restricts its transactions to United Kingdom markets. The Corporation should ensure that the Sub-Investment Manager explains the protections which will operate and ascertain whether it accepts liability for any default of the foreign broker that he employs. If the Sub-Investment Manager does not accept such a liability the Corporation could lose all that it has invested or stands to gain if the foreign broker defaults.

9. The Corporation should require of the Manager prior to the commencement of trading written confirmation of all commission and other transactions charges for which the Corporation will be liable. In the event that any charges are not expressed in money terms, (but, for example, as a percentage of contract value) the Corporation should obtain a clear written explanation, including appropriate examples, to establish what such charges are likely to mean in specific money terms. The Corporation should realise that when commission is charged as a percentage it will normally be as a percentage of the total contract value and not simply a percentage of the Corporation's deposit.

10. The Sub-Investment Manager may also be a dealer trading for its own account and may accordingly be involved in the same markets as the Corporation. Under such circumstances the Company should be aware that the Sub-Investment Manager's own account involvement could be contrary to the Corporation's interests. The Sub-Investment Manager is required to inform the Corporation in advance if the Sub-Investment Manager deals on his own behalf in relevant markets.*

11. The guarantee of performance by the exchanges' clearing houses applies only to their contracts with members. They do not guarantee performance of the Sub-Investment Manager's contracts with the Corporation.

12. The Sub-Investment Manager's insolvency or that of any other brokers involved may lead to the Corporation's positions being closed without the Corporation's consent.

13. The Corporation has agreed that its money held by the Sub-Investment Manager need not be segregated in a client bank account and the Corporation will lack that protection should the Sub-Investment Manager become insolvent.+

This brief statement cannot disclose all risks of investments in futures, options and contracts for differences They are not suitable for many members of the public and the Corporation should carefully study such investments before he commits funds to them. They may also have tax consequences and on this the Corporation should consult its lawyer, accountant or other tax adviser.

                      GFM INTERNATIONAL INVESTORS LIMITED

I have read and understood Part I of this risk disclosure statement set out above


January 17, 1992
--------------------
Date


/s/ Jeffrey J. Hodgman
--------------------
Signature


For and on behalf of:


______________________________
METLIFE PORTFOLIOS, INC.

* Notwithstanding that the rules of the Securities and Investments Board require the Sub-Investment Manager to so state, the Sub-Investment Manager will not be acting as a dealer trading for his own account.

+ Notwithstanding that the rules of the Securities and Investments Board require the Sub-Investment Manager to so state, the Corporation has agreed that its money will not be held by the Sub-Investment Manager, but rather will be held by its custodian.

                       GENERAL RISK DISCLOSURE STATEMENT
                       ---------------------------------

                                    PART II

                         Limited Liability Transaction
                         -----------------------------


1. Before entering into a limited liability transaction, the Corporation should obtain from the Sub-Investment Manager a formal written statement confirming that the extent of the Corporation's loss liability on each transaction will be limited to an amount agreed by the Corporation prior to entering into the transaction.

2. The amount of such agreed liability must be indicated in the contract or confirmation note of the transactions.

3. The Corporation is required under the rules of the Securities and Investments Board to deposit in cash the amount of the agreed maximum liability assumed by the Corporation in relation to each transaction.

4. The amount the Corporation can lose in limited liability transactions will be less than in other margined transactions which have no predetermined loss limit. Nevertheless, even though the extent of loss will be subject to the agreed limited, the Corporation may sustain the loss in a relatively short time. The Corporation's loss may be limited, but the risk of it sustaining the total loss of his deposit is substantial.

5. The commission or other costs the Corporation will incur in entering into this type of transaction are likely to be substantially higher than for other margined transactions where there is no guaranteed loss limit. Such costs must be included in (and not additional to) the Corporation's agreed loss liability, and the Corporation should be aware that higher charges increase the likelihood and extent of his loss.

I have read and understood Part II of this risk disclosure statement set out above.


January 17, 1992
------------------------------
Date

/s/ Jeffrey J. Hodgman
------------------------------
Signature


For and on behalf of:


______________________________
METLIFE PORTFOLIOS, INC.